Pursuant to Rule 497(e)

Registration No. 333-11283

SunAmerica Focused Series, Inc. (the “Fund”)

Focused Growth Portfolio

Focused Mid-Cap Growth Portfolio

Focused Small-Cap Growth Portfolio

Supplement dated July 2, 2008 to the Prospectus

dated February 28, 2008, as Supplemented on March 20, 2008 and July 1, 2008

On June 30, 2008, the Board of Directors (the “Board”) of the Fund approved a number of changes to the Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio and Focused Small-Cap Growth Portfolio, effective August 4, 2008. The Board approved a change in the number of securities these Portfolios are permitted to hold. Effective August 4, 2008, each of these Portfolios will be permitted to invest in between 30 to 50 securities generally, although an Adviser may, in its discretion, hold less than 30 securities. Accordingly, effective August 4, 2008, the second paragraph in the left hand column of page 2 of the Prospectus in the section “Portfolio Highlights—Q&A” is hereby deleted and replaced with the following:

“A focused strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, and Focused Technology Portfolio will generally hold between 30 to 50 securities, although an Adviser may, in its discretion, hold less than 30 securities. Each Adviser to the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, and Focused International Equity Portfolio will generally invest in up to 20 securities, and each of these Portfolios will generally hold up to a total of 60 securities. Each Adviser to the Focused StarALPHA Portfolio will generally invest in up to 10 securities and this Portfolio will generally hold 30 to 50 securities depending on the number of Advisers that it employs. The Focused Dividend Strategy Portfolio will generally hold up to 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage a Portfolio or a portion of a Portfolio’s assets. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.”

The Board also approved changes to provide for the portfolio management of the Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio and Focused Small-Cap Growth Portfolio to change from a multi-manager structure to a single-manager structure. AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) will remain the investment adviser of each of these Portfolios; however, effective August 4, 2008, each of these Portfolios will be advised by a single subadviser.

Effective August 4, 2008, on page 3 of the Prospectus, under the section “Additional Information About the Portfolios,” the entire paragraph is hereby deleted and replaced with the following:

“The Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Technology Portfolio and Focused Dividend Strategy Portfolio are managed by a single Adviser. The Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio and Focused International Equity Portfolio provide investors with access to three different Advisers, each with a distinct methodology within a particular investment style.

The Focused StarALPHA Portfolio provides investors with access to three to five different Advisers, each with a distinct methodology. The term “Adviser” refers to subadvisers selected by AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”), the Portfolios’ manager, and AIG SunAmerica to the extent it manages all or a portion of a Portfolio. In addition, the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Mid-Cap Growth Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio and Focused International Equity Portfolio all have principal investment techniques which require 80% of each Portfolio’s assets be invested consistently with its name. A Portfolio may change this technique without shareholder approval; however, shareholders will receive 60 days’ notice prior to any such change.”

The transition from a multi-manager structure to single manager structure may cause the Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio and Focused Small-Cap Growth Portfolio to incur transaction costs associated with the restructuring of the portfolio holdings of these Portfolios, and may also result in increased realized gains or losses that could therefore affect the level of taxable distributions to shareholders. The specific Adviser changes are discussed below.

Focused Growth Portfolio. The Board approved the termination of AIG SunAmerica’s current Subadvisory Agreement with Thornburg Investment Management, Inc. (“Thornburg”). Effective August 4, 2008, AIG SunAmerica, which currently is responsible for managing a portion of assets of the Portfolio, will no longer manage any portion of the Portfolio; however, AIG SunAmerica will remain as the Portfolio’s investment adviser. Effective August 4, 2008, Janus, which currently manages a portion of the Portfolio, will assume portfolio management responsibilities for the entire Portfolio, and Mr. Ron Sachs will serve as portfolio manager.

Focused Mid-Cap Growth Portfolio. The Board approved the termination of AIG SunAmerica’s current Subadvisory Agreements with Eagle Asset Management, Inc. (“Eagle”) and TimesSquare Capital Management, LLC (“TimesSquare”). Effective August 4, 2008, Munder Capital Management (“Munder”), which currently manages a portion of the assets of the Portfolio, will assume portfolio management responsibilities for the entire Portfolio, and Messrs. Tony Y. Dong, Brian S. Matuszak, Larry Cao, Andy Y. Mui and Geoffrey A. Wilson will serve as portfolio managers.

Focused Small-Cap Growth Portfolio. The Board approved the termination of AIG SunAmerica’s current Subadvisory Agreement with Oberweis Asset Management, Inc. (“Oberweis”). Effective August 4, 2008, AIG SunAmerica, which currently is responsible for managing a portion of the Portfolio, will no longer manage any portion of the Portfolio; however, AIG SunAmerica will remain as the Portfolio’s investment adviser. Effective August 4, 2008, BAMCO, Inc. (“BAMCO”), which currently manages a portion of the Portfolio, will assume portfolio management responsibilities for the entire Portfolio, and Mr. Ronald Baron will serve as portfolio manager.

Accordingly, effective August 4, 2008, all references to TimesSquare, Eagle, and Oberweis in the Prospectus are hereby deleted and the information with respect to the Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio and Focused Small-Cap Growth Portfolio in the chart under the section “Information About Advisers,” on page 51 of the Prospectus is hereby deleted and replaced with the following:

Portfolio	Portfolio Management Provided by the following Advisers
Focused Growth Portfolio	Janus Capital Management, LLC (“Janus”)

Focused Mid-Cap Growth Portfolio	Munder Capital Management (“Munder”)

Focused Small-Cap Growth Portfolio	BAMCO, Inc. (“BAMCO”)

Additionally, effective August 4, 2008, the description of the portfolio managers of the Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio and Focused Small-Cap Growth Portfolio under the section “Information About Advisers,” on pages 54-55 and pages 60-63 of the Prospectus is hereby deleted and replaced with the following:

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
Focused Growth Portfolio	Ron Sachs, CFA Portfolio Manager and Vice President (Janus)	Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor’s degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

Focused Mid-Cap Growth Portfolio	Tony Y. Dong, CFA Vice Chairman and Senior Portfolio Manager (Munder)	Mr. Dong is Vice Chairman of Munder Capital Management, and is a member of Munder Capital Holdings, LLC’s Board of Directors. He is also a member of the firm’s Executive, Operating and Product Policy committees. Mr. Dong manages Munder’s mid-capitalization core growth discipline and the Munder Mid-Cap Core Growth Fund, is lead manager of the mid-cap/small-cap blend (SMID) discipline, and co-manages the Munder Small-Mid Cap and Small-Mid Cap 130/30 Funds, as well as the Munder Asset Allocation Fund – Balanced. He joined Munder in 1988 as a portfolio manager for Munder’s Growth as a Reasonable Price (GARP) investment discipline. Mr. Dong was promoted to Senior Portfolio Manager in 1994 and to Managing Director, Mid-Cap Equity in 2006. Before joining Munder in 1988, Mr. Dong was an investment officer for the Trust Investment Department of Manufacturers Bank, where he served as an equity securities analyst and portfolio manager for institutional accounts. Mr. Dong holds a B.B.A. (with distinction) from the University of Michigan and an M.B.A. in finance from Wayne State University. He has earned the Chartered Financial Analyst designation and is a member of the CFA Society of Detroit and the CFA Institute.

	Brian S. Matuszak, CFA Senior Equity Analyst (Munder)	Mr. Matuszak, who has nine years of industry experience, analyzes equity securities for Munder’s mid-capitalization core growth and mid-cap/small-cap blend disciplines, as well as their associated mutual funds. He assists with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio. Mr. Matuszak is also a member of the team managing Munder’s REIT discipline, including the Munder Real Estate Equity Investment Fund.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
Before becoming an equity analyst, Mr. Matuszak served two years as an internal wholesaler for Munder. Prior to joining Munder in 2000, he was a financial advisor for Prudential Securities. Mr. Matuszak also has experience as a micro-economics instructor at Macomb Community College. He earned both a B.B.A. in finance and accounting (with distinction), and a M.S. in applied economics from the University of Michigan. He has earned the Chartered Financial Analyst designation and is a member of both the CFA Society of Detroit and the CFA Institute.

	Larry Cao, CFA Portfolio Manager and Senior Equity Analyst (Munder)	Mr. Cao is co-manager of the Munder International Equity Fund, and a member of the teams responsible for managing the mid-capitalization core growth and mid-cap/small-cap blend investment disciplines, and the Munder Mid-Cap Core Growth Fund. Mr. Cao, who has seven years of investment experience, became a full-time member of the Munder Capital team in 2002. Before that, Mr. Cao held a variety of positions, including U.S. Dollar fixed income portfolio manager at the People’s Bank of China and senior associate at McKinsey & Co. At McKinsey, Mr. Cao helped multinational banking clients develop business processes related to equity research and portfolio management. Mr. Cao earned an M.B.A., cum laude, with a concentration in finance from the University of Notre Dame. He holds a B.A. and an M.A. in Economics from Beijing University, and completed two years of doctoral studies in Economics at Harvard University. He was also a visiting scholar at the Sloan School of Management at the Massachusetts Institute of Technology. He has earned the Chartered Financial Analyst designation and is a member of both the Investment Analysts Society of Detroit and the CFA Institute.

	Andy Y. Mui, CPA Senior Equity Analyst (Munder)	Mr. Mui analyzes equity securities for Munder’s mid-capitalization core growth and mid-cap/small-cap blend disciplines, as well as their associated funds. He assists with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio. Prior to joining Munder in 2005, Mr. Mui was an equity research associate for Smith Barney Citigroup, RBC Capital Markets, and Bank of America Securities LLC. He began his career as an accountant with

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
Coopers & Lybrand LLP, has worked in accounting and financial analysis at Deloitte & Touche LLP, and has provided independent financial analysis services on a contractual basis. Mr. Mui earned a B.B.A. from the University of Michigan and an M.B.A. from the Tuck School of Business at Dartmouth, and is a Certified Public Accountant.

	Geoffrey A. Wilson, CFA Senior Portfolio Manager (Munder)	Mr. Wilson is a member of the mid-capitalization core growth and mid-cap/small-cap blend portfolio management teams. He is also the lead manager of Munder’s taxable and tax-managed core growth equity investment disciplines. Mr. Wilson joined Munder shortly after its 1985 inception, and has been part of the teams managing large-cap core growth and core growth portfolios following a growth-at-a-reasonable-price approach since that time. Prior to joining Munder, Mr. Wilson was a second vice president/portfolio manager and research specialist for the Manufacturers Bank Trust Investment Department. From 1976 to 1978, Mr. Wilson served as an investment analyst at Wm. C. Roney & Company, a regional brokerage firm. Mr. Wilson received a B.A. in Economics from Albion College and an M.B.A. from the University of Michigan. He is a member, former director and past president of the CFA Society of Detroit, and has earned the Chartered Financial Analyst designation.

Focused Small-Cap Growth Portfolio	Ronald Baron Chairman, Chief Executive Officer, and Chief Investment Officer (BAMCO)

Mr. Baron is the founder, Chairman, Chief

Executive Officer and Chief Investment Officer of Baron Capital Group, Inc. and its subsidiaries. BAMCO, established in 1987, is one of its subsidiaries. Mr. Baron has managed money for others on a discretionary basis since 1975. In 1982, he established Baron Capital, Inc. and has been Portfolio Manager of the Baron Funds flagship fund, Baron Asset Fund, and of Baron Growth Fund, since their inceptions.

The Board also approved an amendment to the Subadvisory Agreement between AIG SunAmerica and Janus, pursuant to which the subadvisory fee payable by AIG SunAmerica to Janus with respect to the Focused Growth Portfolio will be decreased so that, effective August 4, 2008, the subadvisory fee payable to Janus will be 0.40% of average daily net assets on the first $250 million, 0.37% of average daily net assets on the next $250 million and 0.35% of average daily net assets thereafter. Under the Subadvisory Agreement, AIG SunAmerica is solely responsible for payment of fees to Janus and this amendment does not impact any obligation of the Focused Growth Portfolio pursuant to the Advisory Agreement. Furthermore, this reduction in fees payable to Janus will not result in any material change in the nature or quality of overall advisory and administrative services provided to the Focused Growth Portfolio pursuant to the Advisory Agreement or Subadvisory Agreement.

Effective August 4, 2008, on page 49 of the Prospectus, under the section “Additional Information About AIG SunAmerica,” the first paragraph is hereby deleted and replaced with the following:

“AIG SunAmerica, as the Portfolios’ investment manager, will initially allocate the assets of each Portfolio that is managed by more than one Adviser equally among such Portfolio’s Advisers. AIG SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests equally among such Portfolios, unless AIG SunAmerica determines that a different allocation of assets would be in the best interests of the Portfolios and their shareholders. AIG SunAmerica intends to periodically review the asset allocation in these Portfolios to determine whether the portion of assets managed by any Adviser significantly differs in size from the portions managed by the other Advisers to the Portfolio. In the event such a significant differential exists, AIG SunAmerica will determine whether to reallocate cash flows among the Advisers differently from the manner described above, in an effort to rebalance the Portfolio’s assets. In some instances, the effect of the reallocation will be to shift assets from a better performing portion of the Portfolio to a portion of the Portfolio with a relatively lower total return. In general, AIG SunAmerica will not rebalance or reallocate the existing assets of a Portfolio among Advisers.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP2_FOCPR_2-08

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